FORM 8-K
                                 CURRENT REPORT


              (As last amended in Real. N. 34-25113, eff. 1/30/95.)


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 13, 1998



                            Lake Ariel Bancorp, Inc.
             (Exact name of registrant as specified in its charter)



Pennsylvania                       2-85306                  23-2244948
(State or other jurisdiction       (Commission              (I.R.S. employer
of incorporation)                  file number)             Id. No.)



Post Office Box 67, Lake Ariel, Pennsylvania                18436
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code: (717) 698-5695

Former name or former address, if changed from last report: Not Applicable.



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Item 1.           Changes in Control of Registrant.

                  Not Applicable.


Item 2.           Acquisition or Disposition of Assets.

                  Not Applicable.


Item 3.           Bankruptcy or Receivership.

                  Not Applicable.


Item 4.           Changes in Registrant's Certifying Accountant.

                  Not Applicable.


Item 5.           Other Events.

                  The Company  announced that,  effective January 13, 1998, Paul
                  D. Horger, Esquire has joined the Board of Directors as a Class 1 Director.


Item 6.           Resignations of Registrant's Directors.

                  Not Applicable.


Item 7.           Financial Statements and Exhibits.

                  (a)      Financial Statement of Business Acquired.

                           Not Applicable.

                  (b)      Pro Forma Financial Information.

                           Not Applicable.

                  (c)      Exhibits.

                           (i)      Press Release.

Item 8.           Change in Fiscal Year.

                  Not Applicable.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         LAKE ARIEL BANCORP, INC.
                                         (Registrant)



Date:    January 13, 1998
                                         Joseph J. Earyes,
                                         Vice President and Treasurer






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                                  PRESS RELEASE



                        LA BANK WELCOMES NEW BOARD MEMBER


         John G. Martines, President and CEO of LA Bank recently announced the appointment of Attorney Paul D. Horger to Lake Ariel Bancorp's Board of Directors.

         A practicing attorney for 34 years, Attorney Horger is Senior Partner at the law firm of Oliver, Price & Rhodes, Scranton, Pennsylvania. He is a graduate of Muhlenburg College and received his law degree through the University of Pennsylvania Law School.

         Attorney Horger is a member of the Pennsylvania and Lackawanna Bar Associations. He is a member of the Board of Directors of the Scranton Chamber of Commerce, Lutheran Services Northeast, and Boys' and Girls' Club of Scranton where he served as a past president. He is a former member of the Board of Directors of the United Way of Lackawanna County. Attorney Horger is a member of the Waverly Country Club and currently serves as President of the Scranton Lackawanna Industrial Building Company, industrial affiliate of the Greater Scranton Chamber of Commerce.

         Prior to his appointment to LA Bank's Board of Directors, Attorney Horger served as a past member of the Board of Directors of the Scranton National Bank and First Eastern Bank, N.A., now by merger PNC Bank, N.A. He served on the Advisory Board of PNC Bank, Northeast until his appointment to LA Bank's Board of Directors.

         Attorney Horger resides with his wife, Adrienne in Clarks Summit and is the parent of three children, Jason and Rachel Horger and Jessica Hawk.

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